SUPPLEMENT DATED NOVEMBER 2, 2022

TO THE PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 28, 2022

OF

DGI BALANCED FUND (the “Fund”)

(a series of the DGI Investment Trust)

Effective immediately, Class A, Class C, and Class I shares of the Fund are closed to investors until further notice. A subsequent notice will be issued when Class A, Class C, and Class I shares of the Fund are opened to investors.

Please Retain This Supplement for Future Reference.